R.W. Baird Global Industrial Conference November 9, 2021 1 David J. Wilson President and Chief Executive Officer Gregory P. Rustowicz Senior Vice President Finance and Chief Financial Officer

2 Safe Harbor Statement These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning: future sales, earnings and plans; the success of the Dorner Mfg. Corp. (“Dorner”) and Garvey Corporation (“Garvey”) acquisitions, achievement of cost and revenue synergies and the amount of such synergies and integration costs; the ability of the Company to achieve market success and earnings per share accretion expectations; the ability of the Company to execute its financing plans in connection with the Garvey acquisition; the ability of the Company to employ the Columbus McKinnon Business System to drive profitability and to grow the business with its Blueprint for Growth 2.0 strategy, involve known and unknown risks, and are based upon current information and expectations. Actual results may differ materially from those anticipated if the information on which those estimates were based ultimately proves to be incorrect or as a result of certain risks and uncertainties that could cause our actual results to differ materially from the results expressed or implied by such statements, including the integration of Dorner into the Company to achieve cost and revenue synergies, the ability of the Company and Dorner to achieve revenue expectations, global economic and business conditions including the impact of COVID-19, conditions affecting the industries served by us and our subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, facility consolidations and other restructurings, the ability to expand into new markets and geographic regions, foreign currency fluctuations, the integration of acquisitions, including the acquisition of Dorner, and other factors disclosed in our periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as our current plans, estimates and beliefs. Except as required by applicable law, we do not undertake and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation.

Intelligent Motion Solutions for Material Handling

Columbus McKinnon (Nasdaq: CMCO)

Transforming from a legacy cyclical industrial company to a top-tier, secular growth, intelligent motion solutions company

Strategic priorities

- Strengthen the core lifting platform
- Invest in high-growth, high margin platforms
- Increase exposure to high growth, secular end markets
- Achieve top-tier performance utilizing CMBS and growth framework

Highly relevant, professional-grade solutions for solving customers' critical material handling requirements

#1 U.S. hoist provider and #2 largest global hoist company

Market leader in North America in precision conveyance

Financial & Market Data[(1)]

$790M	$1.4B
Revenue	Market Cap.

Product Mix[(2)]


10%
Linear Motion
13%
Automation
15%
Conveying Solutions
62%
Lifting Solutions

Seasoned leader with extensive history of safely, efficiently and ergonomically moving materials

© 2021 COLUMBUS McKINNON CORPORATION

(1) Market data as of 11/4/2021 (Source: S&P Capital IQ); Financial data represents TTM ended September 30, 2021
(2) Product mix data represents quarter ended September 30, 2021

3

4 Blueprint for Growth 2.0 Business System and Core Growth Framework Transform CMCO Strategy evolves Columbus McKinnon into a high value, intelligent motion enterprise

5 Columbus McKinnon Business System (CMBS) enables top-tier performance and scalability Columbus McKinnon Business System 8. Operations 9. Finance 10. Digitization 6. Commercial / Selling 7. Product Development 1. People & Values 2. Strategic Planning 3. Marketing 4. Product Management 5. M&A Core Competencies Defined To Drive Performance

6 CMBS framework provides repeatable, sustainable enterprise-wide processes CMBS Cascading Tiers Playbook for Standard Work and Processes Level 1 Strategic Framework (4) Level 3 Key Processes (65) Level 4 Sub-Processes (270) • Commercial / Selling • Customer Experience • Commercial 80/20 • Selling Process • Aftermarket • Pipeline Management • Customer List Simplification • Target Selling • Raving Fans Level 2 Core Competencies (10)

7 Our Core Growth Framework Providing a clear path to organic and strategic growth initiatives Rethink current addressable markets and target further strategic expansion through innovative approaches Improve vertical market, channel and geographic access, expand technology and product offerings Take greater marker share through product localization, new product development and advancements in automation Strengthen competencies and improve overall competitive position

8 Evolving underlying portfolio to serve more attractive, high growth markets Business Model Evolution Growth Strategy Substantially Advances Underlying Portfolio Revenue Growth Rate EBITDA Margin CMCO Q2 FY22 With Conveying Solutions Platform Crane Solutions 46% Industrial Products 42% Engineered Products 12% Automation 13%Linear Motion 10% Lifting Solutions 62% Conveying Solutions 15% Automation 15% Lifting Solutions 73% Linear Motion 12% CMCO FY21 Recast for Growth Profile

9 Global leader in intelligent motion solutions for material handling Columbus McKinnon Legacy Solutions Lifting, Linear Motion and Automation Solutions Standard Hoist & Rigging Products: #1 U.S. market position in hoists Lifting capacity from 1/8 ton to ~140 tons Reliable, high-quality products Engineered Crane Solutions: Large tonnage projects Compass™ configure, price and quote tool Automation integrated into lifting solutions Specialty Actuation Products: Demonstrated leadership and differentiated offering Serving a breadth of end markets from rail to warehousing to defense

Conveying Solutions Advances Intelligent Motion Strategy Developing Leading Platform for Growth Scalable, high-growth platform to advance our Intelligent Motion Strategy 10 Specialty conveying provides growth platform: ~$4B TAM growing at 6% to 8% CAGR Higher margin profile Strong secular growth drivers: Supply chain automation Acceleration of e-commerce adoption Fragmented market provides target rich acquisition environment Announced Garvey acquisition on November 4th Complementary adjacencies: Sortation, asynchronous, vibration, etc.

Acquiring Garvey Corporation

Leader in Accumulation Technology Complements Dorner's Conveying Solutions

Provides **unique, patented technologies** in the design, application, manufacturing and integration of **accumulation systems**

Industries highest quality products, deep technical expertise and experienced management team

Strong brand name recognition in pharmaceutical and food & beverage industries

Strong **top-line growth and profitability**

- TTM Revenue ~$30M at September 30, 2021
- 100% of revenue in North America
- ~80%+ sales in F&B and Pharma
- TTM Adjusted EBITDA ~$9M at September 30, 2021
- Expect $0.05 GAAP EPS accretion in fiscal 2023

Headquartered in **Hammonton, New Jersey**

GARVEY®

Products



Accumulators
46% of Revenue



Specialty Conveyors
30% of Revenue



Vial Loaders,
Lubrication Systems,
Gripper Elevators
24% of Revenue

Leading automation solutions company concentrated in F&B and pharma

CMCO

© 2021 COLUMBUS McKINNON CORPORATION

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Secular Growth Markets Provide Strong Tailwinds

New platform adds attractive vertical markets with enduring tailwinds

FOOD & BEVERAGE



Custom designed sanitary and easy to clean conveyors engineered to the strictest USDA guidelines

*~3% of sales on a pro-forma basis**

LIFE SCIENCES / PHARMA



Customizable designs built for precision, speed, and to FDA / industry standards for clean-room certifications

*~3% of sales on a pro-forma basis**

E-COMMERCE



Single piece picking, robotics integration to automate picking and sorting functions

*~4% of sales on a pro-forma basis**

Strong performance and market share gains within attractive verticals

© 2021 COLUMBUS McKINNON CORPORATION

** Percentage of total 6/30/21 TTM pro-forma consolidated sales. Pro-forma data includes CMCO legacy, Dorner, and Garvey.*

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13 Improved customer experience, safety and productivity at the core of new product development Driving Organic Growth with New Products Delivering Innovation • Unique, beltless zone control for pallet and tray handling • Ideal for accumulation and automation assembly applications • Improved facility safety for large complex loads • Available in Compass™ configurator PRECISION PALLET SYSTEMTANDEM HOIST LINEAR ACTUATOR WITH INTELLI-MOTION™ • Provides enhanced control and position feedback capabilities • Reduces installation costs and the overall product footprint

14 Creating competitive advantages with pre-engineered automation solutions Driving Innovation Through Automation Intelli-Crane™ Solutions INTELLI-LIFT™ AUTO DETECTIONINTELLI-PROTECT™ SYSTEM INTELLI-CONNECT™+ MOBILE APP • Visible and audible warnings when off- center pick is detected • Auto-correction mode • Protection boundaries for improved facility safety • Full configuration to exact requirements • Provides critical crane and hoist status information • Reduces plan maintenance and ultimately increases uptime

Strong Track Record of Creating Value Through M&A



M&A Pipeline
Target Screen
Acquisition Committee Feedback
Outreach
Due Diligence
Decision
Programmatic M&A

September 2015
MAGNETEK
Acquisition of Magnetek, Inc. for ~$182M added automation capabilities

January 2017
STAHL CraneSystems
Acquisition of STAHL CraneSystems from Konecranes for ~$218M strengthens leading global position in lifting solutions

April 2021
DORNER
Acquisition of Dorner for $485M advances Intelligent Motion strategy and creates platform for scalable growth

Q3 FY22
GARVEY
Acquisition of Garvey for $74M expands conveying solutions platform

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

December 2018
Tire Shredder
Divestiture of Tire Shredder Business

February 2019
STB Stahlhammer Bommern
Divestiture of Stahlhammer Bommern GmbH to Turbo Investment BV

February 2019
CES MATERIAL HANDLING
Divestiture of Crane Equipment and Service, Inc.

Transforming Columbus McKinnon into a top-tier, higher growth, higher margin enterprise

© 2021 COLUMBUS McKINNON CORPORATION

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Strong Demand Driving Recovery

($ in millions)


NET SALES
$809.2
$649.6
$157.8
$166.5
$186.2
$213.5
$223.6
FY20
FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22

Strong demand for intelligent motion material handling solutions driving recovery

Dorner contribution to net sales:

- Q1 FY22: $34.2 million
- Q2 FY22: $33.5 million

Pricing power evident

- More than offsetting raw material inflation challenges

Expect Q3 FY22 revenue of approximately $215 million[1]

Driving towards $1 billion in annualized revenue

[1] Guidance provided on October 28, 2021. Equates to ~$838 million of Q3 FY22 TTM revenue.

© 2021 COLUMBUS McKINNON CORP

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17 Advancing strategy to drive profitable growth and realize long-term objectives Converting Revenue to Earnings ADJUSTED EBITDA MARGIN Adjusted EBITDA margin continues to recover from FY21 13.4% 10.9% 13.9% 16.0% 16.1% Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 • 100 basis points contribution from Dorner in Q2 FY22 • Continue to target 19% Adjusted EBITDA margin in FY23 • Expect to achieve target during FY23 Recent guidance: • Amortization expense of $6.3 million per quarter in FY22 including Dorner • Q3 FY22 interest expense of $4.5 million(1) • Q3 FY22 diluted shares outstanding: ~29.2 million(1) • FY22 non-GAAP adjusted tax rate: 22%(1) EARNINGS PER SHARE ($0.17) $0.27 $0.39 ($0.27) $0.53 $0.44 $0.36 $0.60 $0.69 $0.74 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 EPS Adjusted EPS See Supplemental Slides for definition of Adjusted earnings per share, Adjusted EBITDA and reconciliation from GAAP and other disclaimers regarding non-GAAP information. (1)Guidance on tax rate, interest expense, and number of diluted shares outstanding provided on October 28, 2021. $2.50 $0.38 $3.20 $1.57 FY20 FY21 15.7% 11.9% FY20 FY21

CMBS to Deliver Margin Expansion

80/20 Critical Business Tool

80/20 Embedded in CMBS

Product Line Simplification


INNOVATION
MARKET LED
CUSTOMER CENTRIC
INNOVATION
CMCO
BUSINESS SYSTEM
PEOPLE & VALUES
OPERATIONALLY EXCELLENT
INNOVATION

Raving fans and priority account program

Customer list simplification

Business Segmentation, Zero Up

- Processes being embedded into "Core Competencies"
- Ownership, Accountability & Measurability
- Drive realization of synergies from Dorner acquisition

Focus Area: Product Line Simplification



Purchased parts
Reduced by 33% to ~270,000



Product SKUs
Down to ~26,500 from ~50,000 in 2019
Goal: 26,000

Simplify the Business:
Eliminate bleeders… focus on areas of growth

Created more than $41 million of incremental OI beginning in FY19… More opportunities to pursue

© 2021 COLUMBUS McKINNON CORPORATION

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$67.2 $97.4 $86.6 $53.6 88% 127% 229% 85% FY19 FY20 FY21 Q2 FY22 TTM 19 Free Cash Flow(2) Cash Flow • Strong cash generation even as inventory builds to address supply chain constraints • Q2 FY22 YTD includes cash outflow of $13.5 million for acquisition deal costs related to Dorner acquisition • FY22 expected CapEx: $18 to $22 million Strong cash generation through cycles Note: Components may not add to totals due to rounding (1)Capital expenditure guidance provided October 28, 2021. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation from GAAP and other disclaimers regarding non-GAAP information. Free cash flow conversion(2) ($ in millions) Three Months Ended YTD 9/30/21 9/30/20 9/30/21 Net cash provided by operating activities $25.3 $37.4 $17.9 CapEx (3.1) (1.7) (6.8) Free cash flow (FCF) $22.2 $35.7 $11.2

20 Expect to quickly de-lever to target net leverage ratio of 2.0x Capital Structure (1)Pro-forma net debt leverage ratio is on a financial covenant basis defined as Net Debt / TTM Adjusted EBITDA including Dorner and Garvey TTM EBITDA and cost synergies CAPITALIZATION Sept. 30, 2021 Pro-forma with Garvey Sept. 30, 2021 March 31, 2021 Cash and cash equivalents $ 105.3 $ 105.3 $ 202.1 Total debt 528.2 453.2 249.0 Total net debt 422.9 347.9 46.8 Shareholders’ equity 735.2 735.2 530.1 Total capitalization $ 1,263.4 $ 1,188.4 $ 779.1 Debt/total capitalization 41.8% 38.1% 32.0% Net debt/net total capitalization 36.5% 32.1% 8.1% ($ in millions) Financial flexibility • ~$188 million of liquidity Funding Garvey acquisition with incremental $75 million Term Loan B Pro-forma net debt leverage ratio with Garvey: 2.84x (1) • Net debt to net total capital: 36.5%

21 Orders and Backlog Demand remains strong across breadth of end markets (1)Long-term backlog is expected to ship beyond three months ($ in millions) Continued Strength in Orders Record backlog of $255.6 million • 38% year-over-year increase driven by short cycle demand, project business and acquisition • Conveying solutions orders were $34.7 million in quarter • Up 7% in short-cycle business and 2% project, sequentially • Dorner backlog up 2%, sequentially $172.7 $168.7 $208.8 $249.8 $238.3 1.09x 1.01x 1.12x 1.17x 1.07x Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Orders Book:Bill $60.8 $62.1 $68.0 $107.3 $110.5 $85.8 $90.3 $103.7 $140.1 $145.1 $146.6 $152.4 $171.7 $247.4 $255.6 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Long Term Backlog Short Term Backlog(1)

22 Executing on Blueprint for Growth 2.0 strategy to drive value creation Q3 FY22 Outlook and Perspective (1) Revenue guidance provided October 28, 2021 Q3 FY2022 outlook • Expect Q3 FY22 net sales of approximately $215 million(1) Addressing supply chain and staffing challenges • Expect to stay ahead of inflation with strategic pricing • Actively managing suppliers Continued strong demand across markets • Strength in aerospace, energy, e-commerce and food & beverage • Process industries such as metals and paper are robust Creatively responding to near-term demands while advancing long-term objectives Purpose in Motion: Together we create intelligent motion solutions that move the world forward and improve lives.

23 Key Takeaways Transforming to a Top-tier, Secular Growth, Intelligent Motion Solutions Enterprise Growth strategy is underpinned by CMBS enabling scalability and operational excellence EVOLVED STRATEGY BLUEPRINT FOR GROWTH 2.0 DEFINES GROWTH FRAMEWORK COLUMBUS MCKINNON BUSINESS SYSTEM – CMBS – ENABLES SCALABILITY CONVEYING SOLUTIONS ADDS GROWTH CATALYST IN ATTRACTIVE MARKETS OPERATIONAL EXCELLENCE DRIVES STRONGER MARGIN PROFILE AS ECONOMY RECOVERS DEMONSTRATED PERFORMANCE WITH STRONG LEADERSHIP TEAM SIGNIFICANT CASH GENERATION THROUGHOUT BUSINESS CYCLES

R.W. Baird Global Industrial Conference November 9, 2021 24

Supplemental Information 25

26 Advancing ESG priorities aligned with materiality assessment Launched Inaugural CSR Report Strategic Initiatives • Five-year plan – based on baselines, gap analysis & target setting • Tightly aligned with business strategy • Prioritized by impact, risk assessment and opportunity for value • Metrics and goals embedded in business functions ENVIRONMENTAL STEWARDSHIP CLIMATE CHANGE & ENERGY MANAGEMENT WASTE MANAGEMENT & RECYCLING SOCIAL RESPONSIBILITY EMPLOYEE HEALTH & SAFETY TALENT MANAGEMENT DEI PRODUCT QUALITY & INNOVATION PURPOSE, MISSION, VISION, VALUES COMMUNITY INVOLVEMENT CUSTOMER INTIMACY GOVERNANCE & ETHICS ETHICS & COMPLIANCE ENTERPRISE RISK MANAGEMENT BOARD GOVERNANCE

27 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 82.9% Q3 2021 60% 65% 70% 75% 80% Manufacturing Total 75.9% (Manufacturing) & 75.2% (Total) September 2021(1) (1)September 2021 numbers are preliminary

28 ISM Production Index Source: Institute of Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 59.3% October 2021

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Year			Quarter				
	FY 2020	FY 2021	TTM Q2 FY22	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22
GAAP net income (loss)	$ 59,672	$ 9,106	$ 24,119	$ (4,104)	$ 6,594	$ 9,585	$ (7,263)	$ 15,203
Add back:								
Amortization of intangibles	12,942	12,623	18,710	3,192	3,142	3,174	6,109	6,285
Cost of debt refinancing	—	—	14,803	—	—	—	14,803	—
Non-cash pension settlement expense	—	19,046	—	16,324	—	—	—	—
Factory closures	4,709	3,778	775	747	469	306	—	—
Business realignment costs	2,831	1,470	2,472	—	237	412	623	1,200
Insurance recovery legal costs	585	229	—	88	—	—	—	—
Insurance settlement	(382)	—	—	—	—	—	—	—
Gain on sale of building	—	(2,638)	—	(2,638)	—	—	—	—
Loss on sales of businesses	176	—	—	—	—	—	—	—
Acquisition deal and integration costs	—	3,951	13,825	—	—	3,951	9,242	632
Acquisition inventory step-up expense	—	—	2,981	—	—	—	2,981	—
Normalize tax rate to 22%(1)	(4,080)	(9,708)	(14,326)	(3,029)	(1,817)	(2,772)	(7,792)	(1,946)
Non-GAAP adjusted net income	$ 76,453	$ 37,857	$ 63,359	$ 10,580	$ 8,625	$ 14,656	$ 18,703	$ 21,374
Average diluted shares outstanding	23,855	24,173	26,125	24,123	24,201	24,384	27,159	28,756
Diluted income (loss) per share – GAAP	$2.50	$0.38	$0.92	$(0.17)	$0.27	$0.39	$(0.27)	$0.53
Diluted income per share – Non-GAAP	$3.20	$1.57	$2.43	$0.44	$0.36	$0.60	$0.69	$0.74

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

CMCO

29

Adjusted EBITDA Reconciliation

($ in thousands)	Year		Quarter				
	FY 2020	FY 2021	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22
GAAP net income (loss)	$ 59,672	$ 9,106	$ (4,104)	$ 6,594	$ 9,585	$ (7,263)	$ 15,203
Add back (deduct):							
Income tax expense (benefit)	17,484	970	(45)	616	1,362	(2,517)	4,083
Interest and debt expense	14,234	12,081	3,018	2,986	2,889	5,812	4,587
Investment (income) loss	(891)	(1,693)	(357)	(495)	(264)	(433)	(115)
Foreign currency exchange (gain) loss	(1,514)	941	397	602	(142)	94	441
Other (income) expense, net	839	20,850	16,911	144	769	250	(539)
Depreciation and amortization expense	29,126	28,153	7,129	6,993	6,950	10,467	10,502
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	—	3,951	—	—	3,951	9,242	632
Acquisition inventory step-up expense	—	—	—	—	—	2,981	—
Factory closures	4,709	3,778	747	469	306	—	—
Business realignment costs	2,831	1,470	—	237	412	623	1,200
Insurance recovery legal costs	585	229	88	—	—		
Loss on sales of businesses	176	—	—	—	—	—	—
Insurance settlement	(382)	—	—	—	—	—	—
Gain on sale of building	—	(2,638)	(2,638)	—	—	—	—
Non-GAAP adjusted EBITDA	$ 126,869	$ 77,198	$ 21,146	$ 18,146	$ 25,818	$ 34,059	$ 35,994
Sales	$ 809,162	$ 649,642	$ 157,790	$ 166,547	$ 186,235	$ 213,464	$ 223,635
Net income (loss) margin – GAAP	7.4%	1.4%	(2.6)%	4.0%	5.1%	(3.4)%	6.8%
Adjusted EBITDA margin – Non-GAAP	15.7%	11.9%	13.4%	10.9%	13.9%	16.0%	16.1%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

© 2021 COLUMBUS McKINNON CORPORATION

CMCO

30

31 Free Cash Flow & Free Cash Flow Conversion Reconciliation Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by adjusted net income including amortization. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s cash flow to the historical periods’ cash flow, as well as facilitates a more meaningful comparison of the Company’s cash flow to that of other companies. *See slide 29 for reconciliation of non-GAAP adjusted net income to GAAP net income ($ in thousands, except per share data) Fiscal Year FY 2019 FY 2020 FY 2021 TTM Q2 FY 2022 Cash from operations $ 79,499 $ 106,795 $ 98,890 $ 69,889 Capital expenditures (12,288) (9,432) (12,300) (16,273) Free cash flow (FCF) $ 67,211 $ 97,363 $ 86,590 $ 53,616 Non-GAAP adjusted net income* 76,542 76,453 37,857 63,359 Free cash flow conversion 88% 127% 229% 85%

Global Enterprise

AMERICAS
~63% OF REVENUE



Buffalo, NY
Headquarters
Milwaukee, WI
Power Control
Conveying Solutions
Brighton, MI
Workstations
Hammonton, NJ
Conveying Solutions
Damascus, VA
Hoist
Lexington, TN
Chain
Wadesboro, NC
Hoist
Chattanooga, TN
Forging (2)
Charlotte, NC
Actuator
Mexico
Hoists
Conveying Solutions

EMEA
~31% OF REVENUE



Chester, UK
Hoist, Plate Clamps
Wuppertal and
Julich , DE
Hoist
Conveying Solutions
Kunzelsau, DE
Hoist
Kissing, DE
Actuator, Rail
Szekesfehervar,
Hungary
Textiles

APAC
~6% OF REVENUE



Hangzhou, CN
Hoist
Penang, Malaysia
Conveying Solutions

☆ **Corporate Offices**
■ **Production Locations**

Global organization with production facilities in the Americas, EMEA, and APAC

© 2021 COLUMBUS McKINNON CORP

*Pro forma including Dorner for TTM 9/30/2021

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